UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 7, 2007

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) Effective on November 7, 2007, upon approval by the shareholders at the 2007 Annual Meeting of Shareholders of Winn-Dixie Stores, Inc. (the “Company”), the Company amended the Equity Incentive Plan, dated as of December 21, 2006 to increase the number of shares of common stock available under the plan by 2,188,000 shares. A description of the material terms of the plan are set forth under the heading “Proposal 2-Approval of an Amendment to the Equity Incentive Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on September 26, 2007, which description is hereby incorporated into this Item 5.02(e) by reference. The plan, as amended and restated, is also incorporated by reference in Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Winn-Dixie Stores, Inc. Amended and Restated Equity Incentive Plan, filed as Appendix A to the Company’s proxy statement dated September 26, 2007, and incorporated herein by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2007	Winn-Dixie Stores, Inc.

	By:	/s/ Peter L. Lynch
Peter L. Lynch
President and Chief Executive Officer

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